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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Shareholders
FirstCity Financial Corporation:



     We consent to the use of our report included herein and to the references to our firm under the headings "Harbor Selected Historical Financial Data" and "Experts" in the prospectuses.


                                                 /s/ KPMG PEAT MARWICK LLP

                                            ------------------------------------

Houston, Texas

October 8, 1997